EXHIBIT 23.1
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               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

WE CONSENT TO THE INCORPORATION BY REFERENCE IN THIS REGISTRATION STATEMENT ON FORM S-3 OF OUR REPORT DATED FEBRUARY 16, 2006, WHICH APPEARS ON PAGE F-2 OF THE ANNUAL REPORT ON FORM 10-KSB OF GMX RESOURCES INC. FOR THE YEAR ENDED DECEMBER 31, 2005, AND TO THE REFERENCE TO OUR FIRM UNDER THE CAPTION "EXPERTS" IN THE PROSPECTUS.



                                       SMITH, CARNEY & CO., P.C.





OKLAHOMA CITY, OK
JUNE 9, 2006